The Advisors' Inner Circle Fund
                           FMA Small Company Portfolio

                    Supplement Dated January 21, 2003 to the
                         Prospectus Dated June 24, 2002

The following replaces the information in the Fund's prospectus on page 10 regarding the Investment Adviser.

On January 17, 2003, at a special meeting of shareholders, a majority of the shareholders of the FMA Small Company Portfolio (the "Fund") voted to approve a new investment advisory agreement (the "New Advisory Agreement") between The Advisors' Inner Circle Fund (the "Trust") and Fiduciary Management Associates, LLC ("New FMA"). New FMA is a Delaware limited liability company located at 55 Monroe Street, Suite 2550, Chicago, Illinois 60603. New FMA manages and supervises the investment of the Fund's assets on a discretionary basis. New FMA was organized by two senior members of the management team at Fiduciary Management Associates, Inc. ("Old FMA"), the former investment adviser to the Fund. New FMA and its predecessor have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1980.

For its services under the New Advisory Agreement, the Fund has agreed to pay New FMA a management fee equal to 0.75% of the Fund's average net assets. In addition, New FMA has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commission and extraordinary expenses) to 1.20% of its average net assets. To maintain this expense limit, New FMA may waive a portion of its management fee and/or reimburse certain expenses of the Fund. New FMA intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the predecessor fund paid 0.75% of the average net assets in advisory fees to Old FMA.